SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC 20549

                                ---------------

                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934







Date of report (Date of earliest event reported): July 10, 1996 (May 31, 1996)
                                                 -----------------------------

                            SFX BROADCASTING, INC.
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              (Exact Name of Registrant as Specified in Charter)


          Delaware                      0-22486                      13-3649750
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(State or Other Jurisdiction     (Commission File No.)   (IRS Employer Identification No.)
      of Incorporation)
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150 East 58th Street, 19th Floor, New York, New York               10155
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code:  (212) 407-9191
                                                   --------------------------

                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)







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ITEM 2.       ACQUISITION OR DISPOSITION OF ASSETS

Purchase of WROQ-FM

         On June 25, 1996, SFX Broadcasting, Inc. (the "Company") acquired radio station WROQ-FM, which serves the Greenville-Spartanburg, South Carolina market, for approximately $14.0 million. On January 22, 1996, the Multi-
Market Radio, Inc. ("MMR") entered into an agreement to acquire substantially all of the assets of WROQ-FM from ABS Greenville Partners, L.P. The purchase price was determined by arms-length negotiations between the parties. In connection with entering into the merger agreement between the Company and MMR, the Company and MMR agreed that the Company would finance the purchase of such station and that MMR would transfer the purchased assets to the Company simultaneously with the purchase of such station. The purchase price was financed from the proceeds of private placements by the Company of debt and equity securities under Rule 144A of the Securities Act of 1933, as amended, which were consummated in May 1996 (the "Rule 144A Offerings").

Purchase of Stations in the Raleigh and Greensboro Markets

         On June 28, 1996, the Company acquired radio stations WMAG-FM,
WMFR-AM and WTCK-AM, all of which serve the Greensboro, North Carolina market, and WTRG-FM and WRDU-FM, both of which serve the Raleigh, North Carolina market, for approximately $36.8 million. On January 18, 1996, MMR entered into an agreement to acquire substantially all of the assets of these five radio stations from HMW Communications, Inc. The purchase price was determined by arms-length negotiations between the parties. In connection with entering into the merger agreement between the Company and MMR, the Company and MMR agreed that the Company would finance the purchase of such stations and that MMR would transfer the purchased assets to the Company simultaneously with the purchase of such stations. The purchase price was financed from the proceeds of the Rule 144A Offerings.

Purchase of Liberty Broadcasting, Incorporated

         On July 1, 1996, the Company acquired all of the issued and outstanding capital stock of Liberty Broadcasting, Incorporated ("Liberty
Broadcasting") for approximately $227.0 million plus $10.5 million for working capital. Liberty Broadcasting owns and operates, provides programming to or sells advertising on behalf of 20 radio stations in six markets. The purchase price was determined by arms-length negotiations between the parties. The purchase price was financed from the proceeds of the Rule 144A Offerings.

Disposition of Stations in the Washington, D.C. Market

         On July 3, 1996, the Company sold radio stations WXTR-FM, WXVR-FM and
WQSI-AM, all of which serve the Washington, D.C. market, to Bonneville
International Corp. The purchase price was approximately $25.0 million, of which approximately $22.0 million was received by the Company and the remainder of which will be paid to the Company by the buyer upon the satisfaction of certain conditions. The purchase price was determined by arms-length negotiations between the parties. The three radio stations were acquired from Liberty
Broadcasting.

Purchase of Assets of Prism Radio Partners, L.P.

         On July 9, 1996, the Company acquired a majority of the assets of Prism Radio Partners, L.P. for approximately $82.75 million. The 13 radio stations acquired operate in four markets. The purchase price was determined by arms-length negotiations between the parties. The purchase price was financed from the proceeds of the Rule 144A Offerings.

ITEM 5.       OTHER EVENTS

         On May 31, 1996, the Company consummated a tender offer and consent solicitation it had commenced on May 2, 1996 in respect of its 11.375% Senior
Subordinated Notes due 2000 (the "Notes"). The Notes were issued pursuant to an Indenture (the "Indenture"), dated October 7, 1993, between the Company and
Chemical Bank, as Trustee (the "Trustee"). The Company purchased $79,406,000 principal amount of the Notes in the tender offer and received consents in the consent solicitation to proposed amendments to the Indenture in respect of a like principal amount of the Notes. The Company and the Trustee executed a First Supplemental Indenture, the provisions of which became operative on May
31, 1996. The First Supplemental Indenture modified the provisions of the
Indenture governing the Company's ability to, among other things, (i) pay dividends and make certain other payments (including acquisition-related payments), (ii) incur indebtedness, (iii) enter into certain transactions with affiliates, (iv) dispose of its assets,





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(v) engage in different lines of business and (vi) merge or consolidate with or into another entity, or sell or transfer substantially all of its assets to another entity.


ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)       Financial Statements of Businesses Acquired
                   -------------------------------------------

                   1. The following financial information relating to ABS Greenville Partners, L.P. is incorporated herein by reference to the Form 8-K filed by the Company with the Securities and Exchange
                             Commission (the "Commission") on May 30, 1996:

                             Independent Auditors' Report

                             Balance Sheet as of March 31, 1996 (unaudited) and December 31, 1995

                             Statement of Operations and Partners' Deficit for
                             the three months ended March 31, 1996 and 1995
                             (unaudited) and for the year ended December 31,
                             1995

                             Statement of Cash Flows for the three months ended March 31, 1996 and 1995 (unaudited) and for the year ended December 31, 1995

                             Notes to Financial Statements

                   2. The following financial information relating to HMW Communications, Inc. is incorporated herein by reference to the Form 8-K filed by the Company with the Commission on May 30, 1996:

                             Report of Independent Accountants

                             Combined Balance Sheets as of March 31, 1996
                             (unaudited), December 31, 1995 and 1994

                             Combined Statements of Operations for the three months ended March 31, 1996 and 1995 (unaudited), the year ended December 31, 1995 and various periods from January 6, 1994 to December 31, 1994

                             Combined Statements of Shareholders' Equity for the three months ended March 31, 1996 and 1995
                             (unaudited), the year ended December 31, 1995 and various periods from January 6, 1994 to December
                             31, 1994

                             Combined Statements of Cash Flows for the three months ended March 31, 1996 and 1995 (unaudited), the year ended December 31, 1995 and various periods from January 6, 1994 to December 31, 1994

                             Notes to Combined Financial Statements

                   3. The following financial information relating to Liberty Broadcasting, Incorporated is incorporated by reference to the Form 8-K filed by the Company with the Commission on May 30, 1996:

                             Report of Independent Accountants




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                           Consolidated Balance Sheets as of March 31, 1996
                           (unaudited), December 31, 1995 and 1994

                           Consolidated Statements of Operations for the
                           three months ended March 31, 1996 and 1995
                           (unaudited), the years ended December 31, 1995
                           and 1994 and the nine months ended December 31,
                           1993

                           Consolidated Statements of Stockholders' Equity
                           for the three months ended March 31, 1996
                           (unaudited), the years ended December 31, 1995
                           and 1994 and the nine months ended December 31,
                           1993

                           Consolidated Statements of Cash Flows for the
                           three months ended March 31, 1996 and 1995
                           (unaudited), the years ended December 31, 1995
                           and 1994 and the nine months ended December 31,
                           1993

                           Notes to Consolidated Financial Statements

                   4. The following financial information relating to Prism Radio Partners, L.P. is incorporated herein by reference to the Form 8-K filed by the Company with the Commission on May 30, 1996:

                           Independent Auditors' Report

                           Balance Sheets as of March 31, 1996 (unaudited),
                           December 31, 1995 and 1994

                           Statements of Operations for the three months ended
                           March 31, 1996 and 1995 (unaudited) and for each of the three years in the period ended December 31, 1995

                           Statements of Partners' Capital for the three months ended March 31, 1996 (unaudited) and for each of the three years in the period ended December 31, 1995

                           Statements of Cash Flows for the three months ended
                           March 31, 1996 and 1995 (unaudited) and for each of the three years in the period ended December 31, 1995

                           Notes to Financial Statements

         (b)       Pro Forma Financial Information
                   -------------------------------

                   As of the date of the filing of this Form 8-K, it is impracticable to provide the required pro forma financial information. The required pro forma financial information will be filed no later than 60 days from the date this Form
                   8-K was required to be filed.



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         (c)       Exhibits
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                   2.1       Asset Purchase Agreement between ABS Greenville
                             Partners, L.P. and Multi-Market Radio Acquisition
                             Corporation (incorporated by reference to Exhibit
                             99.3 of the Form 10-K of SFX Broadcasting, Inc.
                             (Commission File No. 0-22486) for the fiscal year
                             ended December 31, 1995).

                   2.2       Asset Purchase Agreement between HMW
                             Communications, Inc. and Multi-Market Radio
                             Acquisition Corporation (incorporated by reference to Exhibit 99.4 of the Form 10-K of SFX
                             Broadcasting, Inc. (Commission File No. 0-22486) for the fiscal year ended December 31, 1995).

                   2.3       Stock Purchase Agreement by and among SFX
                             Broadcasting, Inc., Liberty Broadcasting,
                             Incorporated, Josephthall, Littlejohn and Levy
                             Fund, L.P., Michael Craven and James Thompson dated as of November 15, 1995 (incorporated by reference to Exhibit 10.34 of the Form 10-K of SFX Broadcasting, Inc. (Commission File No.
                             0-22486) for the year ended December 31, 1995).

                   2.4 Asset Purchase Agreement, dated May 1, 1996, among SFX Broadcasting, Inc., KIRO, Inc. and
                             Bonneville Holding Company (incorporated by reference to Exhibit 10.2 to the Form 8-K of SFX
                             Broadcasting, Inc. (Commission File No. 0-22486) filed with the Commission on May 9, 1996).

                   2.5       Asset Purchase Agreement by and between Prism
                             Radio Partners, L.P. and SFX Broadcasting, Inc.
                             (incorporated by reference to Exhibit 10.40 of the Form 10-K of SFX Broadcasting, Inc. (Commission
                             File No. 0-22486) for the fiscal year ended
                             December 31, 1995).

                   4.1       First Supplemental Indenture, dated as of
                             May 23, 1996, between SFX Broadcasting, Inc. and
                             Chemical Bank (incorporated by reference to Exhibit 4.4 of the Form S-4 of SFX Broadcasting,
                             Inc. (Commission File No. 333-6553) filed with the Commission on June 21, 1996).

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                   99.1      Press release, dated June 26, 1996, of SFX
                             Broadcasting, Inc. announcing the acquisition of
                             WROQ-FM.

                   99.2      Press release, dated July 1, 1996, of SFX
                             Broadcasting, Inc. announcing the acquisition of five radio stations serving the Raleigh and Greensboro markets.

                   99.3      Press release, dated July 1, 1996, of SFX
                             Broadcasting, Inc. announcing the acquisition of Liberty Broadcasting Incorporated.

                   99.4      Press release, dated July 8, 1996, of SFX
                             Broadcasting, Inc. announcing the sale of three radio stations serving the Washington, D.C.
                             market.

                   99.5      Press release, dated July 10, 1996, of SFX
                             Broadcasting, Inc. announcing the acquisition of Prism Radio Partners, L.P.


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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                                       SFX BROADCASTING, INC.



                                       By      /s/ Robert F.X. Sillerman
                                          -----------------------------------
                                           Name:   Robert F.X. Sillerman
                                           Title:  Chief Executive Officer

Date:    July 10, 1996







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                                 EXHIBIT INDEX


No.      Description
- ---      -----------

2.1      Asset Purchase Agreement between ABS Greenville Partners, L.P. and
         Multi-Market Radio Acquisition Corporation (incorporated by reference to Exhibit 99.3 of the Form 10-K of SFX Broadcasting, Inc.
         (Commission File No. 0-22486) for the fiscal year ended December 31,
         1995).

2.2      Asset Purchase Agreement between HMW Communications, Inc. and
         Multi-Market Radio Acquisition Corporation (incorporated by reference to Exhibit 99.4 of the Form 10-K of SFX Broadcasting, Inc.
         (Commission File No. 0-22486) for the fiscal year ended December 31,
         1995).

2.3      Stock Purchase Agreement by and among SFX Broadcasting, Inc., Liberty
         Broadcasting, Incorporated, Josephthall, Littlejohn and Levy Fund,
         L.P., Michael Craven and James Thompson dated as of November 15, 1995
         (incorporated by reference to Exhibit 10.34 of the Form 10-K of SFX
         Broadcasting, Inc. (Commission File No. 0-22486) for the year ended
         December 31, 1995).

2.4      Asset Purchase Agreement, dated May 1, 1996, among SFX Broadcasting,
         Inc., KIRO, Inc. and Bonneville Holding Company (incorporated by reference to Exhibit 10.2 to the Form 8-K of SFX Broadcasting, Inc.
         (Commission File No. 0-22486) filed with the Commission on May 9,
         1996).

4.1      First Supplemental Indenture, dated as of May 23, 1996, between SFX
         Broadcasting, Inc. and Chemical Bank (incorporated by reference to
         Exhibit 4.4 of the Form S-4 of SFX Broadcasting, Inc. (Commission
         File No. 333-6553) filed with the Commission on June 21, 1996).

99.1     Press release, dated June 26, 1996, of SFX Broadcasting, Inc.
         announcing the acquisition of WROQ-FM.

99.2     Press release, dated July 1, 1996, of SFX Broadcasting, Inc.
         announcing the acquisition of five radio stations serving the Raleigh and Greensboro markets.

99.3     Press release, dated July 1, 1996, of SFX Broadcasting, Inc.
         announcing the acquisition of Liberty Broadcasting Incorporated.

99.4     Press release, dated July 8, 1996, of SFX Broadcasting, Inc.
         announcing the sale of three radio stations serving the Washington, D.C. market.

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